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                                   SUPPLEMENT
                               DATED JUNE 25, 2004
                                       TO
         THE HARTFORD MUTUAL FUNDS PROSPECTUS FOR CLASS A, CLASS B, AND
       CLASS C SHARES, DATED MARCH 1, 2004 (AS SUPPLEMENTED JUNE 3, 2004)

The Hartford Equity Income Fund - On page 16, replace the first sentence of (3) in the middle of the page with the following:

         Hartford Investment Financial Services, LLC, the fund's investment manager, has voluntarily agreed to waive management fees until August 28, 2005.

The Hartford MidCap Fund - On page 65, replace the first paragraph with the following paragraphs:

         As of August 16, 2004, the fund will no longer offer Class A, B and C shares of this fund except as follows. The fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisers, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. The fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who have established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that include the Fund as an investment option prior to August 16, 2004.

         Notwithstanding the general cessation of fund share sales, the fund will continue to pay 12b-1 fees after August 16, 2004.

The Hartford MidCap Value Fund - On page 68, add the following paragraphs before the heading "INVESTMENT GOAL":

         As of August 16, 2004, the fund will no longer offer Class A, B and C shares of this fund except as follows. The fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who have established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

         Notwithstanding the general cessation of fund share sales, the fund will continue to pay 12b-1 fees after August 16, 2004.

The Hartford Small Company Fund - On page 77, add the following paragraphs before the heading "INVESTMENT GOAL":

         As of August 16, 2004, the fund will no longer offer Class A, B and C shares of this fund except as follows. The fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who have established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains


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         distributions and income dividends, and (3) to certain qualified retirement plans that include (or have been offered) the fund as an investment option prior to August 16, 2004.

         Notwithstanding the general cessation of fund share sales, the fund will continue to pay 12b-1 fees after August 16, 2004.

In the "ABOUT YOUR ACCOUNT" section, under the heading "SALES CHARGE REDUCTIONS AND WAIVERS" on page 138, replace the first bullet point "ACCUMULATION PRIVILEGE" with the following:

         o ACCUMULATION PRIVILEGE - lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is your spouse and any minor children living in your household. For accounts opened before August 16, 2004, a family member is your spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A Shares. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

In the "ABOUT YOUR ACCOUNT" section, under the heading "SALES CHARGE REDUCTIONS AND WAIVERS" on page 138, to the end of the second bullet point LETTER OF INTENT, add the following sentence:

         Purchases based on a letter of intent may include holdings as defined under the "Rights of Accumulation" section.

In the "ABOUT YOUR ACCOUNT" section, under the heading "SALES CHARGE REDUCTIONS AND WAIVERS" on page 139, replace the third bullet point under "WAIVERS FOR CERTAIN INVESTORS" with the following:

         o present or former officers, directors and employees (and their families, as defined above under the ACCUMULATION PRIVILEGE) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


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